UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

WildHorse Resource Development Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37964	81-3470246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Freeway, Suite 400

Houston, TX 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 568-4910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01                   Regulation FD

On April 18, 2018, WildHorse Resource Development Corporation (the “Company”) announced that, subject to market conditions, the Company intended to offer an additional $200 million aggregate principal amount of the Company’s 6.875% senior unsecured notes due 2025 in a private offering to eligible purchasers (the “Offering”). In connection with the Offering, the Company disclosed that it had borrowings of approximately $400.0 million under its revolving credit facility as of April 16, 2018.

The information in this Item 7.01 is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01                   Other Events.

On April 18, 2018, the Company issued a press release announcing the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01                   Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

On June 30, 2017, the Company acquired certain oil and gas working interests and the associated production in the Eagle Ford Shale, through its wholly owned subsidiary, from Anadarko E&P Onshore LLC, Admiral A Holding L.P., TE Admiral A Holding L.P. and Aurora C-I Holding L.P. located in Burleson, Brazos, Lee, Milam, Robertson and Washington Counties, Texas (the “Acquisition”).

On March 29, 2018, the Company, through its wholly owned subsidiary, completed the sale of certain producing and non-producing oil and natural gas properties (including the Oakfield gathering system) in Harrison, Milam, Panola, Robertson, and San Augustine Counties, Texas and Bienville, Bossier, Cado, Claiborne, De Soto, Jackson, Lincoln, Ouachita, Red River, Sabine, and Webster Parishes, Louisiana to Tanos Energy Holdings III, LLC (the “NLA Divestiture”).

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, including notes thereto, which gives effect to the Acquisition and the NLA Divestiture, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Press release dated April 18, 2018
99.2	WildHorse Resource Development Corporation’s Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

	By:	/s/ Kyle N. Roane
	Name:	Kyle N. Roane
	Title:	Executive Vice President, General Counsel and Corporate Secretary

April 18, 2018

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